Goodwill and Intangible Assets - Schedule of Annual Amortization of Intangible Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
2022	$ 6,747
2023	3,736
2024	3,729
2025	3,728
2026	3,675
2027 and thereafter	22,342
Total	43,957
Capitalized patent costs, unissued	196	$ 284
Intangible assets, net	$ 44,153	$ 751